Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statements of Sonic Automotive, Inc.:

•	Registration Statement No. 333-82615 on Form S-3;
•	Registration Statement No. 333-81059 on Form S-8;
•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81059 on Form S-8;
•	Registration Statement No. 333-81053 on Form S-8;
•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81053 on Form S-8;
•	Registration Statement No. 333-71803 on Form S-3;
•	Registration Statement No. 333-77407 on Form S-3MEF;
•	Registration Statement No. 333-69907 on Form S-8;
•	Registration Statement No. 333-69899 on Form S-8;
•	Registration Statement No. 333-68183 on Form S-3;
•	Registration Statement No. 333-65447 on Form S-8;
•	Registration Statement No. 333-49113 on Form S-8;
•	Registration Statement No. 333-96023 on Form S-3;
•	Registration Statement No. 333-51978 on Form S-4;
•	Registration Statement No. 333-50430 and Nos. 333-50430-01 through 333-50430-G7 on Form S-3;
•	Registration Statement No. 333-69901 on Form S-8;
•	Post-Effective Amendment No. 2 to the Registration Statement No. 333-69901 on Form S-8;
•	Registration Statement No. 333-95791 on Form S-8;
•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-95791 on Form S-8;
•	Registration Statement No. 333-46272 on Form S-8;
•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46272 on Form S-8;
•	Registration Statement No. 333-46274 on Form S-8;
•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46274 on Form S-8;
•	Registration Statement No. 333-102052 on Form S-8;
•	Registration Statement No. 333-102053 on Form S-8;
•	Registration Statement No. 333-109411 on Form S-8;
•	Registration Statement No. 333-109426 and Nos. 333-109426-1 through 333-109426-261 on Form S-4;
•	Registration Statement No. 333-111463 and Nos. 333-111463-01 through 333-111463-263 on Form S-4;
•	Registration Statement No. 333-117065 on Form S-8;
•	Registration Statement No. 333-124370 on Form S-8;
•	Registration Statement No. 333-142435 on Form S-8;
•	Registration Statement No. 333-142436 on Form S-8;
•	Registration Statement No. 333-159674 on Form S-8;
•	Registration Statement No. 333-159675 on Form S-8; and
•	Registration Statement No. 333-160452 and Nos. 333-160452-01 through 333-160452-277
•	Registration Statement No. 333-161519 and Nos. 333-161519-01 through 333-161519-277 of our report dated February 24, 2010, with respect to the consolidated financial statements of Sonic Automotive, Inc. (the “Company”) and our report dated February 24, 2010, with respect to the effectiveness of internal controls over financial reporting of the Company, included in this Annual Report (Form 10-K) of the Company for the year ended December 31, 2009.

/s/ ERNST & YOUNG LLP

Charlotte, North Carolina
February 24, 2010